DELAWARE(SM)
INVESTMENTS
-----------


                                                  Delaware Tax-Free Florida Fund

                                          Delaware Tax-Free Florida Insured Fund

                                                 Delaware Tax-Free New York Fund





Tax-Exempt Income







                                                              2000 ANNUAL REPORT



                           [Tax-Exempt Income Artwork]

                               TABLE OF CONTENTS
                               -----------------

Letter to Shareholders ....................................................    1

Portfolio Management
Review ....................................................................    3

Performance Summary .......................................................    6

Financial Statements

  Statements of Net Assets ................................................    9

  Statements of Operations ................................................   15

  Statements of Changes in
  Net Assets ..............................................................   16

  Financial Highlights ....................................................   17

  Notes to Financial
  Statements ..............................................................   25

  Report of Independent
  Auditors ................................................................   29




                   A TRADITION OF SOUND INVESTING SINCE 1929
                   -----------------------------------------


A Commitment To Our Investors

Experienced
[] Our seasoned investment professionals average more than 15 years'
   experience.
[] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[] We follow strict investment policies and clear buy/sell guidelines.
[] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[] We clearly articulate our investment policies and follow them consistently.
[] Our commitment to consistency has earned us the confidence of discriminating institutional and individual investors to manage more than $44 billion in assets as of September 30, 2000.

Comprehensive
[] We offer more than 70 mutual funds in these asset classes.
   o Large-cap equity                  o High-yield bonds
   o Mid-cap equity                    o Investment grade bonds
   o Small-cap equity                  o Municipal bonds (23 single-state funds)
   o International equity              o International fixed-income
   o Balanced
[] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.



Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

"WE BELIEVE RISING

TREASURY PRICES

LEFT MUNICIPAL BONDS

IN A POSITION OF

RELATIVE VALUE."


Dear Shareholder

October 9, 2000

Recap of Events - Throughout most of the Funds' fiscal year ended August 31, 2000, the Federal Reserve Board focused on tightening the U.S. money supply, conducting a prolonged series of interest rate hikes. A strong U.S. economy and threatening inflation prompted the Fed to bump up short-term interest rates four times during the period, with the last increase coming on May 16, 2000.

During the fall of 1999, many bond buyers seemed to be ignoring municipal bonds in favor of the higher-yielding corporate bonds that were flooding the market. That scenario changed later in our fiscal year when interest rate hikes in February and March, coupled with the U.S. Treasury buyback and turmoil in the U.S. stock market in April, led to a marked increase in demand for the safety of U.S. Treasury securities. We believe rising Treasury prices left municipal bonds in a position of relative value. Retail investors began to recognize this value as Treasury yields dropped and AAA-rated municipal bond yields exceeded 6% in March. Since then, we have generally seen demand for municipal bonds on the upswing.*

Increased tax revenue resulting from the strong economy and higher borrowing costs resulting from rising interest rates caused many state and local governments to reduce the number of municipal bonds they issued during our fiscal year. This caused demand to exceed supply as we ended our year (Source:
Moody's Investors Service Inc.).

The flip-flop between supply and demand in the municipal markets happened gradually throughout 2000. The Fed's latest interest rate hike in May supported that trend. By the end of our fiscal year, demand for municipal bonds remained high while municipal bond issuance for 2000 declined by about 19% from the same period one year prior, a reduction of about $33 billion (Source: Thomson Financial).

Long-term interest rates began to decline during the summer months, with the 30-year mortgage rate at 7.64% on August 31, 2000, about three quarters of a percentage point off its spring 2000 high for the year. The average yield on 30-year AAA-rated municipal bonds, which rarely is more than the yield for the 30-year Treasury bond, stood at 5.68% on August 31, 2000. By comparison, the 30-year Treasury bond was yielding 5.66% and two-year Treasury notes were yielding 6.16% on August 31, 2000 (Source: Bloomberg). For municipal bond tax-equivalent yields, see the chart on page 3.

Total Return
For the Period Ended August 31, 2000                                    One Year
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund Class A                                  +4.11%
Lipper Florida Municipal Debt Funds Average (64 funds)                  +4.86%
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Insured Fund Class A                          +5.29%
Lipper Florida Insured Municipal Debt Funds Average (14 funds)          +5.66%
--------------------------------------------------------------------------------
Delaware Tax-Free New York Fund Class A                                 +5.09%
Lipper New York Municipal Debt Funds Average (106 funds)                +5.29%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index                                    +6.77%
Lehman Brothers Insured Municipal Bond Index                            +7.42%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on pages 6 through 8. The Lipper categories represent the average returns of state-specific municipal bond funds tracked by Lipper (Source: Lipper, Inc.). The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index that generally tracks the performance of insured municipal bonds. You cannot invest directly in an index. Past performance does not guarantee future results.

*The U.S. government does not guarantee principal and interest of municipal bonds, unlike Treasuries.

[Tax-Exempt Income Artwork]

Delaware Tax-Free New York Fund returned +5.09% (Class A shares at net asset value with distributions reinvested), Delaware Tax-Free Florida Fund returned +4.11% (Class A shares at net asset value with distributions reinvested), and Delaware Tax-Free Florida Insured Fund returned +5.29% (Class A shares at net asset value with distributions reinvested) for the year ended August 31, 2000.

In each case, performance trailed the Lehman Brothers Municipal Bond Index and was slightly less than the average fund in the relative Lipper class. In all three cases, the difference between the Fund's return and that of the respective benchmark can be partially attributed to management's approach to the Fund's duration, a common measure of a bond or bond fund's sensitivity to interest rates.

Market Outlook - We are encouraged by the current market environment. As of this writing, the predominant opinion on Wall Street is that the Fed is firmly in a holding pattern with regard to its actions on interest rates. Evident slowing in the U.S. economy, which has prompted the Fed to leave rates untouched at its last three meetings, could eventually lead to lesser revenues for states and municipalities. In our opinion, this would likely lead to a general increase in the issuance of municipal bonds.

We believe that municipal bonds will continue to play a role in well-diversified portfolios. In addition, we believe that in an environment where interest rates trend downward, investing in municipal bond funds will be more attractive to investors than buying individual bonds. In such an environment, municipal bond funds, like Delaware's, are holding slightly older bonds -- often issued at more attractive rates than most new issues coming to market. On the pages that follow, your Funds' portfolio managers explain the Funds' positioning during the period and provide a view of issues affecting the municipal markets.

Thank you for your continued confidence, and your commitment to Delaware Investments.


Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------                  ------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

      Mitchell L. Conery
Senior Portfolio Manager

        Patrick P. Coyne
Senior Portfolio Manager

         October 9, 2000



PORTFOLIO MANAGEMENT REVIEW
---------------------------

The Funds' Results
During the year ended August 31, 2000, we began to see strong performance in municipal markets despite changes in interest rates. While municipal bond fund cash flows are negative year-to-date, July 2000 brought positive numbers, with investors pouring a net $850 million dollars into municipal bond funds -- a trend that we hope to see continue (Source: Investment Company Institute).

The year was characterized by a continued diminishing of municipal bond supply, as states, counties, and municipalities issued fewer bonds. This was likely due to strong local economies and tax bases, as well as the dramatic decline in bond refunding. Bond issues for public projects such as water and sewer, transportation, and higher education often exhibited strength, while credit upgrades were substantial -- especially among bonds whose principal and interest payments are backed by taxes (Source: Moody's Investors Service).

We continued to limit our investments in the healthcare sector. The cloudy outlook for the future of Medicaid/Medicare may have been among the reasons that municipal bonds in this sector often faced pressures. Of the 37 credit downgrades that Moody's has made to revenue bonds in 2000, 28 have been to healthcare bonds (Source: Moody's Investors Service). When investing in healthcare issues, we use careful research and always keep an eye out for undervalued bond issues.

The uncertainty surrounding interest rates, meanwhile, dictated the need throughout our fiscal year for managing portfolio duration, a common measure of a bond or bond fund's sensitivity to interest rate changes. The shorter a bond fund's duration, the less sensitive the fund is to changes in interest rates.


     30-Year AAA-Rated Municipal Bonds
     Tax-Equivalent Yields
     As of August 31,2000


10%                                   9.40%  ----------------------------------
 9%                          8.88%           As of August 31, 2000, the yield
 8%          7.88%    8.23%                  on 30-year AAA-rated municipal
 7%  6.68%                                   bonds nationally was 5.68%
 6%                                          (Source: Bloomberg). The chart
 5%                                          shows what the equivalent yield
 4%                                          would be on a taxable investment
 3%                                          for investors in each tax bracket.*
 2%                                          -----------------------------------
 1%
 0%
     -------------------------------------
      15%     28%     31%     36%    39.6%
              Income Tax Bracket

* Principal and interest of municipal bonds, unlike U.S. Treasury securities, are not guaranteed by the U.S. government. The above illustration is not intended to represent the yield of any mutual fund from Delaware Investments.

Delaware Tax-Free Florida Fund
Portfolio Characteristics
August 31, 2000
----------------------------------------
Current 30-Day SEC Yield*          4.80%
----------------------------------------
Average Rating                         A
----------------------------------------
Average Effective Duration**  7.55 years
----------------------------------------
Average Effective Maturity***12.41 years
----------------------------------------
* For Class A shares measured according to Securities and Exchange Commission
  (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was 4.24%.


Delaware Tax-Free Florida Insured
Fund Portfolio Characteristics
August 31, 2000
----------------------------------------
Current 30-Day SEC Yield*          4.42%
----------------------------------------
Average Credit Rating                AAA
----------------------------------------
Average Effective Duration**  7.55 years
----------------------------------------
Average Effective Maturity***11.22 years
----------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was 3.85% and 3.84%, respectively.
 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
***Average effective maturity is the average time remaining until scheduled principal payment by issuers of portfolio securities.

Delaware Tax-Free Florida Fund
During the first half of our fiscal year, we concentrated on shortening the portfolio's duration so that the Fund would be less interest-rate sensitive. The duration had been slightly longer than that of other funds in the Lipper Florida Municipal Debt Funds class, which meant that the prices of our bonds generally declined more than the average when interest rates rose (conversely, if interest rates fall, longer-duration bonds outperform those with short durations).

As the fiscal year progressed, we managed to bring our duration more in line with our peers and, as a result, your Fund benefited from the rally that took place in the municipal bond market through the spring and summer of 2000. To gain perspective on the rally in municipals, consider that municipal bond markets, in general, had posted negative returns for the six-month period ended February 29, 2000 (Source: Lipper Inc.). However, for the one-year period ended August 31, 2000, your Fund had returned +4.11%.

One of our strategies during the year was to purchase bonds with higher coupons -- higher stated rates of interest on the bond. This is considered a defensive strategy, as we occasionally pay a premium for the higher coupons, but are rewarded by having a portfolio which generates more income that can be reinvested.

The Florida economy continues to be strong, and we continue to hold bonds from the Florida State Housing Finance Agency, as well as from hospitals and schools. We also hold a high percentage of dedicated-tax bonds. On a positive note for Florida-based investors, the state legislature has enacted changes to limit the intangibles tax, an annual tax imposed on residents for all intangible personal property -- such as stocks, bonds and other securities (Source: Miami Herald).

Delaware Tax-Free Florida Insured Fund
We have traditionally taken a conservative approach to the portfolio's interest rate sensitivity, which is in accordance with the Fund's more conservative investment objectives. As a result, we kept the portfolio's duration short throughout the fiscal year.

According to the Association of Financial Guaranty Insurers -- an industry association that includes the four largest bond insurers in the U.S. -- about 50% of all new municipal bond issues are currently insured, compared to just 20% one decade ago. Insured, AAA-rated municipal bonds comprise the top tier of creditworthiness among municipal bonds.

Delaware Tax-Free Florida Insured Fund invests exclusively in insured, AAA-rated municipal bonds. Although issuance of insured bonds has risen in recent years, the universe of securities available to us is still relatively small. For this reason, and because of the Fund's conservative investment objectives, we felt that extending duration in an effort to increase total return would have involved taking on an inappropriate degree of risk. At times during the period, it appeared to us that some of our peers were more aggressive in their approach, and we believe this to be the reason we trailed our relative Lipper Average. For the year ended August 31, 2000, Delaware Tax-Free Florida Insured Fund returned +5.29%, compared to +5.66% for the Lipper Florida Insured Municipal Debt Funds Average.

Delaware Tax-Free New York
Fund Portfolio Characteristics
August 31, 2000
----------------------------------------
Current 30-Day SEC Yield*          4.77%
----------------------------------------
Average Rating                        AA
----------------------------------------
Average Effective Duration**  7.79 years
----------------------------------------
Average Effective Maturity***13.49 years
----------------------------------------
  *For Class A shares measured according to Securities and Exchange Commission
   (SEC) guidelines. Current 30-day SEC yield as of 8/31/00 for both Class B and C shares was 4.22%.
 **Average effective duration is a common measure of a bond or bond fund's sensitivity to interest rate changes.
***Average effective maturity is the average time remaining until scheduled principal payment by issuers of portfolio securities.


Delaware Tax-Free New York Fund
During the first half of the fiscal year, we concentrated on shortening the portfolio's duration, so that the Fund would be less interest-rate sensitive. The duration had been slightly longer than that of our average peer in the Lipper New York Municipal Debt Funds class, which meant that the prices of our bonds generally declined more than the average when interest rates were rising (conversely, if interest rates fall, longer-duration bonds outperform those with short durations).

We believe that shortening our duration was a prudent strategy considering the nature of the interest rate outlook during the period. The shorter duration helped the Fund's performance in a rising interest rate environment. In retrospect, given some of the credit upgrades that occurred in New York, the shorter duration posture may not have been necessary. For example, New York's strong economy led Standard & Poor's to upgrade the state's credit rating during the year. Credit rating agencies also upgraded a number of water and sewer bonds in the state (Source: Standard & Poor's).

Although shortening duration meant taking less risk and perhaps limiting the possible upside on the Fund's return, by August 31, 2000 your Fund had returned +5.09% for its fiscal year. As was the case with our peers, most of our positive performance was achieved in the second half of this fiscal year.

Outlook
In the months ahead, we anticipate a positive environment for municipal bonds. We think it is possible that the strong performance seen in the first half of 2000 could continue through the fall.

As always with municipal bonds, this depends largely on interest rate trends, as well as supply and demand in the municipal markets. The Federal Reserve Board has promised to remain vigilant about keeping inflation under control and could continue with interest rate increases in the future. As of this writing, however, many analysts and investors seem to believe that the Fed may be finished with increases -- at least for the rest of this year. Long-term interest rates, meanwhile, are generally trending downward.

We feel that a non-inflationary U.S. economy that has less-robust growth is likely to boost the demand for capital funding. This would be a positive for municipal bonds and for the Fund. In our opinion, municipal bond funds will continue to be an important investment vehicle -- which can provide excellent diversification to an investor's portfolio, as well allowing individual investors to preserve their own capital and generate non-taxable income.*

*A portion of the income from tax-exempt funds may be subject to the alternative minimum tax.

FUND BASICS
-----------


Fund Objectives

The Fund seeks as high a level of
current income exempt from both
federal income taxes and from
Florida personal income tax as is
consistent with preservation of
capital.

Total Fund Assets
As of August 31, 2000
$13.19 million

Number of Holdings
32

Fund Start Date
March 2, 1995

Your Fund Managers
Mitchell L. Conery received a
bachelor's degree from Boston
University and an MBA in Finance
from the State University of New
York at Albany. Prior to joining
Delaware Investments in 1997, he
served as an investment officer with
the Travelers Group. Before that, he
held positions at CS First Boston
Corporation, MBIA Corporation,
Thomson McKinnon Securities,
Ovest Financial Services, and
Merrill Lynch.

Patrick P. Coyne received a
bachelor's degree from Harvard
University and an MBA in Finance
from the University of
Pennsylvania's Wharton School.
He began his career with Kidder,
Peabody & Co., where he managed
the firm's trading desk for four
years. He joined Delaware
Investments' fixed-income
department in 1990.

Nasdaq Symbols
Class A  DVFAX
Class B  DVFBX
Class C  DVFCX

DELAWARE TAX-FREE FLORIDA FUND PERFORMANCE
------------------------------------------

Growth of a $10,000 Investment
March 2, 1995 to August 31, 2000

Delaware Tax-Free Florida Fund Growth of $10,000 investment chart
-----------------------------------------------------------------

                Delaware Tax-Free    U.S. Consumer       Lehman Brothers
              Florida Fund Class A   Price Index      Municipal Bond Index
03/02/1995           $ 9,625           $10,000              $10,000
08/31/1995           $10,088           $10,099              $10,469
02/29/1996           $10,806           $10,231              $10,978
08/31/1996           $10,795           $10,390              $11,017
02/28/1997           $11,347           $10,542              $11,583
08/31/1997           $11,895           $10,621              $12,036
02/28/1998           $12,611           $10,694              $12,642
08/31/1998           $13,122           $10,793              $13,077
02/28/1999           $13,360           $10,865              $13,419
08/31/1999           $12,924           $11,037              $13,148
02/29/2000           $12,627           $11,209              $13,140
08/31/2000           $13,455           $11,403              $14,033

Chart assumes $10,000 invested on March 2, 1995. Fund performance includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Points were plotted as of month's end. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                      Lifetime  Five Year    One Year
--------------------------------------------------------------------------------
Class A (3/2/95)
   Excluding Sales Charge                     +6.30%    +5.93%       +4.11%
   Including Sales Charge                     +5.57%    +5.12%       +0.21%
--------------------------------------------------------------------------------
Class B (Est. 9/15/95)
   Excluding Sales Charge                     +4.98%                 +3.34%
   Including Sales Charge                     +4.64%                 -0.61%
--------------------------------------------------------------------------------
Class C (Est. 4/22/95)
   Excluding Sales Charge                     +5.15%    +5.15%       +3.38%
   Including Sales Charge                     +5.15%    +5.15%       +2.39%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS
-----------

Fund Objectives
The Fund seeks as high a level of
current income exempt from both
federal income taxes and from
Florida personal income tax as is
consistent with preservation of
capital.

Total Fund Assets
As of August 31, 2000
$116.03 million

Number of Holdings
48

Fund Start Date
January 1, 1992

Your Fund Managers

Mitchell L. Conery

Patrick P. Coyne

Nasdaq Symbols
Class A  VFLIX
Class B  DVDBX
Class C  DVDCX

DELAWARE TAX-FREE FLORIDA INSURED
---------------------------------
FUND PERFORMANCE
----------------

Growth of a $10,000 Investment
January 1, 1992 to August 31, 2000


Delaware Tax-Free Florida Fund Growth of $10,000 Investment chart
-----------------------------------------------------------------

               Delaware Tax-Free                                Lehman Brothers
             Florida Insured Fund       U.S. Consumer          Insured Municipal
                  Class A                Price Index              Bond Index
 1/1/92           $ 9,625                  $10,000                  $10,000
8/31/92           $10,284                  $10,218                  $10,645
8/31/93           $11,882                  $10,500                  $12,045
8/31/94           $11,558                  $10,805                  $11,986
8/31/95           $12,500                  $11,088                  $13,078
8/31/96           $13,238                  $11,407                  $13,788
8/31/97           $14,528                  $11,661                  $15,085
8/31/98           $15,833                  $11,849                  $16,474
8/31/99           $15,700                  $12,117                  $16,425
8/31/00           $16,532                  $12,519                  $17,644

Chart assumes $10,000 invested on January 1, 1992. Fund performance includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Points were plotted as of month's end. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                      Lifetime    Five Year   One Year
--------------------------------------------------------------------------------
Class A (Est.1/1/92)
   Excluding Sales Charge                     +6.46%      +5.76%      +5.29%
   Including Sales Charge                     +5.99%      +4.94%      +1.34%
--------------------------------------------------------------------------------
Class B (Est. 3/11/94)
   Excluding Sales Charge                     +4.75%      +5.06%      +4.50%
   Including Sales Charge                     +4.75%      +4.73%      +0.50%
--------------------------------------------------------------------------------
Class C (Est. 9/29/97)*
   Excluding Sales Charge                     +3.28%                  +4.49%
   Including Sales Charge                     +3.28%                  +3.49%
--------------------------------------------------------------------------------
*Class C shares were sold and outstanding from September 29, 1997 until December 18, 1997, when all of the outstanding Class C shares were redeemed. There were no outstanding Class C shares or shareholder activity from December 19, 1997 through January 7, 1999. The performance for Class C shares during the period from December 19, 1997 through January 7, 1999 is based on the performance of Class B shares.

Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume either that contingent deferred sales charges were not applied or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free Florida Insured Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

FUND BASICS
-----------

Fund Objectives
The Fund seeks as high a level of
current income exempt from federal
income taxes and New York
personal income tax as is consistent
with preservation of capital.

Total Fund Assets
As of August 31, 2000
$11.44 million

Number of Holdings
24

Fund Start Date
November 6, 1987

Your Fund Managers

Mitchell L. Conery

Patrick P. Coyne

Nasdaq Symbols
Class A:  FTNYX
Class B:  DVTNX
Class C:  DVFNX

[GRAPHIC OMITTED]

DELAWARE TAX-FREE NEW YORK FUND PERFORMANCE
-------------------------------------------

Growth of a $10,000 Investment
August 31, 1990 to August 31, 2000

Delaware Tax-Free New York Fund Growth of $10,000 investment chart
------------------------------------------------------------------

              Delaware Tax-Free      U.S. Consumer       Lehman Brothers
            New York Fund Class A    Price Index      Municipal Bond Index

Aug-90              $ 9,628             $10,000             $10,000
Aug-91              $10,634             $10,380             $11,179
Aug-92              $11,931             $10,707             $12,400
Aug-93              $13,293             $11,003             $13,944
Aug-94              $13,391             $11,332             $13,963
Aug-95              $14,172             $11,609             $15,201
Aug-96              $14,670             $11,953             $15,997
Aug-97              $15,532             $12,219             $17,476
Aug-98              $16,657             $12,416             $18,987
Aug-99              $16,248             $12,698             $19,091
Aug-00              $13,118             $13,118             $20,376

Chart assumes $10,000 invested on August 31, 1990. Fund performance includes the effect of a 3.75% front-end sales charge and reinvestment of all distributions. Points were plotted as of month's end. Performance for other Fund classes will vary due to differing charges and expenses. Past performance does not guarantee future results.

Average Annual Total Returns
Through August 31, 2000                Lifetime    10 Year  Five Year  One Year
--------------------------------------------------------------------------------
Class A (11/6/87)
   Excluding Sales Charge               +6.43%      +5.92%    +3.82%    +5.09%
   Including Sales Charge               +6.11%      +5.51%    +3.04%    +1.19%
--------------------------------------------------------------------------------
Class B (Est. 11/14/94)
   Excluding Sales Charge               +4.17%                +3.04%    +4.41%
   Including Sales Charge               +4.04%                +2.72%    +0.43%
--------------------------------------------------------------------------------
Class C (Est. 4/26/95)
   Excluding Sales Charge               +3.24%                +3.00%    +4.31%
   Including Sales Charge               +3.24%                +3.00%    +3.31%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charge as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Class B and C share results, excluding sales charge, assume that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 3.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Tax-Free New York Fund during the periods shown. Performance would have been lower if the expense limitation was not in effect.

Statements of Net Assets

DELAWARE TAX-FREE FLORIDA FUND

                                                         Principal     Market
August 31, 2000                                           Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.66%
Continuing Care / Retirement Revenue Bonds - 3.38%
Jacksonville Health Facilities Authority
   (Cypress Village Project National Benevolent
   Association) Series A 6.125% 12/1/16 ..............   $200,000   $ 187,750
Volusia County Health Facilities Authority
   (John Knox Village) Series A
   6.00% 6/1/17 (ASSET GTY) ..........................    250,000     257,448
                                                                    ---------
                                                                      445,198
                                                                    ---------
General Obligation Bonds - 2.00%
Florida State Board of Education (Cap Outlay
   Public Education) 6.00% 6/1/21 (FGIC) .............    250,000     263,955
                                                                    ---------
                                                                      263,955
                                                                    ---------
Higher Education Revenue Bonds - 3.01%
Pinellas County Educational Facilities Authority
   (Clearwater Christian College) Private
   Placement 8.00% 2/1/11 ............................    375,000     397,031
                                                                    ---------
                                                                      397,031
                                                                    ---------
Highway Revenue Bonds - 1.35%
Dunes Community Development District-
   Intracoastal Waterway Bridge (ITT Industries
   Corporation) 5.50% 10/1/07 ........................    175,000     178,399
                                                                    ---------
                                                                      178,399
                                                                    ---------
Hospital Revenue Bonds - 12.48%
Escambia County Health Facilities Authority
   Revenue (VHA Program) 5.95% 7/1/20
   (AMBAC) ...........................................    500,000     518,310
Lee County Hospital Board (Lee Memorial
   Hospital) 6.35% 3/26/20 (MBIA) ....................    500,000     515,105
Leesburg Regional Medical Center Project
   Series A 6.125% 7/1/12 ............................    100,000     101,633
North Miami Health Facilities Authority
   (Catholic Health Services) 6.00% 8/15/16
   (LOC Suntrust Bank-Miami) .........................    500,000     510,735
                                                                    ---------
                                                                    1,645,783
                                                                    ---------
Housing Revenue Bonds - 11.42%
Dade County Housing Finance Authority
   (Lincoln Fields Apartments Section 8)
   6.25% 7/1/24 (FHA) (MBIA) .........................    500,000     510,130
Duval Housing Finance Authority (St. Augustine
   Apartments) 6.00% 3/1/21 ..........................    300,000     305,055
Florida Housing Finance Agency (Homeowner
   Mortgage) Series 1B 6.00% 7/1/17
   (FHA/VA) ..........................................    170,000     174,226
Florida Housing Finance Agency (The Vineyards
   Project) Series H 6.40% 11/1/15 ...................    500,000     517,315
                                                                    ---------
                                                                    1,506,726
                                                                    ---------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
*Pre-Refunded  Bonds - 3.72%
St. Lucie County (Special Assessment South
   Hutchinson Island) 6.10% 11/1/20-05
   (ASSET GTY) .......................................   $150,000   $ 163,521
Volusia Industrial Development Authority
   (Bishops Glen Project Retirement Health
   Facilities) 7.50% 11/1/16-06 ......................    295,000     326,972
                                                                    ---------
                                                                      490,493
                                                                    ---------
Territorial Revenue Bonds - 1.55%
Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway Revenue)
   6.00% 7/1/26 ......................................    150,000     155,565
Puerto Rico Electric Power Authority Series X
   5.50% 7/1/25 ......................................     50,000      49,462
                                                                    ---------
                                                                      205,027
                                                                    ---------
Transportation Revenue Bonds - 1.22%
Florida State Mid-Bay Bridge Authority
   Series D 6.125% 10/1/22 ...........................    160,000     160,232
                                                                    ---------
                                                                      160,232
                                                                    ---------
Waste Disposal Revenue Bonds - 1.13%
Jacksonville Sewer & Solid Waste Disposal
   Facilities Authority (Anheuser Busch Project)
   5.875% 2/1/36 (AMT) ...............................    150,000     149,657
                                                                    ---------
                                                                      149,657
                                                                    ---------
Water & Sewer Revenue Bonds - 9.41%
Jacksonville Electric Authority Revenue Water &
   Sewer Systems Series A 5.625% 10/1/37 .............    500,000     498,815
Tavares Water & Sewer Revenue 5.50%
   10/1/30 (AMBAC) ...................................    750,000     742,350
                                                                    ---------
                                                                    1,241,165
                                                                    ---------
Other Revenue Bonds - 47.99%
Brevard County Constitutional Fuel Tax 6.00%
   8/1/14 ............................................  1,145,000   1,245,210
Dade County Special Obligation Series B
   5.00% 10/1/35 (AMBAC) .............................    200,000     181,368
Florida State Board of Education (Lottery
   Revenue) Series A 6.00% 7/1/14 (FGIC) .............  1,000,000   1,079,230
Lake Bernadette Community Development
   District (Special Assessment) Series A
   8.00% 5/1/17 ......................................    250,000     255,175
Northern Palm Beach County Improvement
   District (Special Assessment - Abacoa Water
   Control) 7.20% 8/1/16 .............................    300,000     319,458
Orlando Special Assessment (Conroy Road
   Interchange) Series B 5.25% 5/1/05 ................    380,000     369,896
St. Lucie Improvement Revenue 5.50% 4/1/23
   (MBIA) ............................................    500,000     500,345
Tampa Palms Community Development District
   (Richmond Place Project) 7.50% 5/1/18 .............    235,000     242,541

                                                    Principal         Market
Delaware Tax-Free Florida Fund                        Amount          Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds (continued)
Tampa Utilities Tax Revenue Series A
   6.00% 10/1/17 (AMBAC) .......................   $1,000,000     $ 1,064,470
   6.125% 10/1/18 (AMBAC) ......................    1,000,000       1,070,950
                                                                  -----------
                                                                    6,328,643
                                                                  -----------
Total Municipal Bonds
   (cost $12,537,797) ..........................                   13,012,309
                                                                  -----------

                                                     Number of
                                                      Shares
Short-Term Investments - 0.24%
Wells Fargo National Tax-Free Money
   Market Fund .................................       32,257          32,257
                                                                  -----------
Total Short-Term Investments
   (cost $32,257) ..............................                       32,257
                                                                  -----------
Total Market Value of Securities - 98.90%
   (cost $12,570,054) ..........................                   13,044,566
Receivables and Other Assets
   Net of Liabilities -  1.10% .................                      143,988
                                                                  -----------
Net Assets Applicable to 1,256,525 Shares
   Outstanding - 100.00% .......................                  $13,188,554
                                                                  ===========

Net Asset Value - Delaware Tax-Free
   Florida Fund A Class
   ($8,710,752 / 836,275 Shares) ...............                       $10.42
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Florida Fund B Class
   ($4,044,484 / 387,680 Shares) ...............                       $10.43
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Florida Fund C Class
   ($433,318 / 41,570 Shares) ..................                       $10.42
                                                                       ------

------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) .....................                  $13,814,106
Accumulated net realized loss
   on investments ..............................                   (1,100,064)
Net unrealized appreciation of investments .....                      474,512
                                                                  -----------
Total net assets ...............................                  $13,188,554
                                                                  ===========
------------------
Summary of Abbreviations:
ASSET GTY - Insured by the Asset Guaranty Insurance Company
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Authority
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
VA - Insured by the Veterans Administration

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Florida Fund
Net asset value A Class (A) ....................                       $10.42
Sales charge (3.75% of offering price or 3.93%
   of amount invested per share) (B) ...........                         0.41
                                                                       ------
Offering price .................................                       $10.83
                                                                       ======

------------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE FLORIDA INSURED FUND

                                                      Principal       Market
August 31, 2000                                         Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.26%
General Obligation Bonds - 7.91%
Florida State Board of Education Capital Outlay
   Public Education-Series B 4.50% 6/1/28
   (MBIA) .......................................... $11,000,000  $ 9,179,830
                                                                  -----------
                                                                    9,179,830
                                                                  -----------
Higher Education Revenue Bonds - 2.58%
Miami-Dade County Florida Educational Facilities
   Authority University of Miami
Series A 5.50% 4/1/19 (AMBAC) ......................     950,000      957,239
Series A 5.75% 4/1/29 (AMBAC) ......................   2,000,000    2,038,860
                                                                  -----------
                                                                    2,996,099
                                                                  -----------
Hospital Revenue Bonds - 18.28%
Escambia County Florida Health Facilities
   Authority Revenue (VHA Program) 5.95%
   07/01/20 (AMBAC) ................................   5,000,000    5,183,100
Indian River County Hospital District 6.10%
   10/1/18 (FSA) ...................................   3,000,000    3,143,760
Lee County Hospital Board (Lee Memorial
   Hospital) 6.35% 3/26/20 (MBIA) ..................  10,000,000   10,302,100
Tallahassee Health Facilities (Tallahassee
   Memorial Regional Medical Center)
   Series B 6.00% 12/1/15 (MBIA) ...................   2,500,000    2,575,875
                                                                  -----------
                                                                   21,204,835
                                                                  -----------
Housing Revenue Bonds - 25.36%
Florida State Housing Finance Agency Crossings
   Indian Run Apartments HUD Series V
   (LOC First Union National Bank of North
   Carolina) 6.10% 12/1/26 (AMT) (AMBAC) ...........     750,000      773,400
   6.20% 12/1/36 (AMT) (AMBAC) .....................   1,790,000    1,851,558
Florida State Housing Finance Agency Landings
   at Sea Forest Apartments FHA Series T
   (LOC First Union National Bank of North
   Carolina) 5.85% 12/1/18 (AMT) (AMBAC) ...........     485,000      496,073
   6.05% 12/1/36 (AMT) (AMBAC) .....................     700,000      714,469
Florida State Housing Finance Agency Leigh
   Meadows Apartments Section 8 Series N
   (LOC First Union National Bank of North
   Carolina) 6.20% 9/1/26 (AMT) (AMBAC) ............   2,765,000    2,859,840
   6.30% 9/1/36 (AMT) (AMBAC) ......................   2,000,000    2,068,340
Florida State Housing Finance Agency Mariner
   Club Apartments - Series K-1
   6.25% 9/1/26 (AMT) (AMBAC) ......................   2,000,000    2,081,460
   6.375% 9/1/36 (AMT) (AMBAC) .....................   3,500,000    3,656,695
Florida State Housing Finance Agency Riverfront
   Apartments Section 8 Series A 6.25% 4/1/37
   (AMT) (AMBAC) ...................................   1,000,000    1,032,040

                                                      Principal       Market
                                                        Amount        Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Housing Revenue Bonds (continued)
Florida State Housing Finance Agency Spinnaker
   Cove Apartments Series G (LOC First Union
   National Bank of North Carolina) 6.50% 7/1/36
   (AMT) (AMBAC) .....................................  $500,000    $ 526,515
Florida State Housing Finance Agency Sterling
   Palms Apartments Series D-1 (LOC
   First Union National Bank of North Carolina)
   6.30% 12/1/16 (AMT) (AMBAC) ....................... 1,000,000    1,055,620
   6.40% 12/1/26 (AMT) (AMBAC) ....................... 1,500,000    1,570,515
   6.50% 6/1/36 (AMT) (AMBAC) ........................ 6,540,000    6,871,251
Florida State Housing Finance Agency Woodbridge
   Apartments Series L (LOC First Union National
   National Bank of North Carolina)
   6.15% 12/1/26 (AMT) (AMBAC) ....................... 1,750,000    1,805,650
   6.25% 6/1/36 (AMT) (AMBAC) ........................ 2,000,000    2,063,340
                                                                   ----------
                                                                   29,426,766
                                                                   ----------
Ports and Harbors Revenue Bonds - 0.90%
Canaveral Port Authority 6.00%
   6/1/12 (FGIC) ..................................... 1,000,000    1,039,800
                                                                   ----------
                                                                    1,039,800
                                                                   ----------
*Pre-Refunded Bonds - 12.75%
Florida State Turnpike Authority 6.30%
   7/1/12-02 (FGIC) .................................. 2,000,000    2,087,280
Miramar Wastewater Improvement Assessment
   6.75% 10/1/25-04 (FGIC) ........................... 2,425,000    2,656,393
North Port Utilities System 6.15%
   10/1/09-02 (FGIC) ................................. 1,500,000    1,581,495
Palm Beach Solid Waste Authority
   6.00% 12/1/07-02 (MBIA) ........................... 1,000,000    1,053,760
   6.25% 12/1/08-02 (MBIA) ........................... 2,000,000    2,118,080
Port St. Lucie Utility System 6.00%
   9/1/24-04 (FGIC) .................................. 5,000,000    5,291,400
                                                                   ----------
                                                                   14,788,408
                                                                   ----------
Sales Tax Revenue Bonds - 7.31%
Bay County Sales Tax Revenue
   4.75% 9/1/23 (FSA) ................................ 5,500,000    4,871,405
Jupiter Sales Tax
   6.375% 9/1/20 (AMBAC) ............................. 2,500,000    2,578,325
Marion County Public Improvement
   Revenue Sales Tax 6.125% 12/1/08 (MBIA) ........... 1,000,000    1,037,430
                                                                   ----------
                                                                    8,487,160
                                                                   ----------
Water & Sewer Revenue Bonds - 2.68%
Coral Springs Water and Sewer Series A
   6.00% 9/1/10 (FGIC) ............................... 1,000,000    1,043,770
Jupiter Water Series A
   6.25% 10/1/12 (AMBAC) ............................. 2,000,000    2,071,000
                                                                   ----------
                                                                    3,114,770
                                                                   ----------

                                                        Principal      Market
Delaware Tax-Free Florida Insured Fund                    Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Other Revenue Bonds - 21.49%
Lee County Airport Revenue Series B 5.75%
   10/01/33 (FSA) .................................  $3,000,000   $ 3,051,480
Nassau County Optional Gas Tax-Fuel Sales Tax
   6.00% 3/1/09 (FGIC) ............................   1,000,000     1,040,630
New Smyrna Beach Utilities Commission 6.00%
   10/1/13 (FGIC) .................................   1,000,000     1,039,050
Ocala Optional Gas Tax-Fuel Sales Tax 6.00%
   12/1/09 (AMBAC) ................................   1,000,000     1,050,470
Ocoee Revenue Refunding and
   Improvement Transportation
   4.50% 10/1/23 (MBIA) ...........................   1,000,000       847,730
   4.50% 10/1/28 (MBIA) ...........................   1,000,000       832,050
Orange County Tourist Development Tax Revenue
   4.75% 10/1/20 (AMBAC) ..........................   1,000,000       897,420
   5.50% 10/1/31 (AMBAC) ..........................   4,000,000     3,964,520
Osceola County Celebration Community
   Development District Assessment
   6.10% 5/1/16 (MBIA) ............................     690,000       714,743
Osceola County Enterprise Community
   Development District - Special Assessment
   6.10% 5/1/16 (MBIA) ............................   1,000,000     1,035,860
Palm Beach County Criminal Facilities
   Revenue 5.75% 6/1/12 (FGIC) ....................     195,000       209,645
Palm Beach County Criminal Justice Residual
   Certificates - Series 191
   6.89% 06/1/12 (FGIC) ...........................   7,500,000     8,649,975
Tampa Utilities Tax and Special Revenue
   6.00% 10/01/08 .................................   1,500,000     1,602,645
                                                                  -----------
                                                                   24,936,218
                                                                  -----------
Total Municipal Bonds
  (cost $112,608,771)                                             115,173,886
                                                                  -----------

                                                        Number
                                                       of Shares
Short-Term Investments - 0.25%
Norwest Advantage Municipal Money
   Market Fund ....................................     293,287       293,287
                                                                  -----------
Total Short-Term Investments
  (cost $293,287)                                                     293,287
                                                                  -----------

--------------------------------------------------------------------------------
Total Market Value of Securities - 99.51%
  (cost $112,902,058) .............................              $115,467,173
Receivables and Other Assets
   Net of Liabilities - 0.49% .....................                   563,330
                                                                 ------------
Net Assets Applicable to 10,770,748 Shares
   Outstanding - 100.00% ..........................              $116,030,503
                                                                 ============
Net Asset Value - Delaware Tax-Free
   Florida Insured Fund A Class
   ($110,707,699 / 10,276,746 Shares) .............                    $10.77
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Florida Insured Fund B Class
   ($5,272,390 / 489,326 Shares) ..................                    $10.77
                                                                       ------
Net Asset Value - Delaware Tax-Free
   Florida Insured Fund C Class
   ($50,414 / 4,676 Shares) .......................                    $10.78
                                                                       ------

------------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

Components of Net Assets at August 31, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) .............               120,050,719
Undistributed net investment income ...............                       271
Accumulated net realized
   loss on investments ............................                (6,585,602)
Net unrealized appreciation of investments ........                 2,565,115
                                                                 ------------
Total net assets ..................................              $116,030,503
                                                                 ============

-----------------
Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA -  Insured by Financial Security Assurance
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free Florida Insured Fund
Net asset value A Class (A) .......................                    $10.77
Sales charge (3.75% of offering price or 3.90% of
   amount invested per share) (B) .................                      0.42
                                                                       ------
Offering price ....................................                    $11.19
                                                                       ======

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

DELAWARE TAX-FREE NEW YORK FUND

                                                         Principal     Market
August 31, 2000                                           Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.12%
City Agencies Revenue Bonds - 4.72%
New York City Transitional Finance Authority
Future Tax Secured Revenue Series B
   6.125% 11/15/15 ..................................    $500,000   $ 539,840
                                                                    ---------
                                                                      539,840
                                                                    ---------
General Obligation Bonds - 3.76%
New York City Series C
   5.375% 11/15/27 ..................................     450,000     429,867
                                                                    ---------
                                                                      429,867
                                                                    ---------
Higher Education Revenue Bonds - 23.91%
Albany Industrial Development Agency
   (Sage Colleges Project) Series A
   5.30% 4/1/29 .....................................     500,000     460,725
Albany Industrial Development Agency
   Facilities (Albany Law School Project)
   Series A 5.75% 10/1/30 (ASSET GTY) ...............     300,000     297,861
Amherst Industrial Development Agency Civic
   Facility Revenue (University of Buffalo
   Student Housing) Series A
   5.75% 8/1/30 (AMBAC) .............................     450,000     457,735
New York State Dormitory Authority Revenue
   (Chapel Oaks) 5.45% 7/1/26
   (LOC Allied Irish Bank) ..........................     450,000     427,280
   (Pooled Capital Program)
   7.80% 12/1/05 (FGIC) .............................     101,000     102,796
   (Pratt Institute) 6.00% 7/1/20
   (ASSET GTY) ......................................     500,000     520,135
   (State University Educational Facilities)
   7.50% 5/15/11 ....................................     400,000     469,592
                                                                    ---------
                                                                    2,736,124
                                                                    ---------
Hospital Revenue Bonds - 7.09%
New York State Dormitory Authority Revenue
   (Millard Fillmore Hospital)
   5.375% 2/1/32 (AMBAC) ............................     450,000     426,825
New York State Dormitory Authority Revenue
   (Mental Health) Series D 5.90% 2/15/12 ...........     250,000     263,748
New York State Medical Care Facility Finance
   Agency Revenue (Mental Health)
   7.70% 2/15/18 ....................................     120,000     121,468
                                                                    ---------
                                                                      812,041
                                                                    ---------
Housing Revenue Bonds - 8.96%
New York State Mortgage Agency Revenue
   (Homeowner Mortgage) Series 88
   6.25% 4/1/30 (AMT) ...............................   1,000,000   1,025,100
                                                                    ---------
                                                                    1,025,100
                                                                    ---------

                                                         Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
Industrial Development Revenue Bonds - 8.14%
New York City Industrial Development Agency
   (Brooklyn Navy Yard Cogen Partners)
   5.75% 10/1/36 (AMT) ..............................    $450,000   $ 409,567
New York City Industrial Development Agency
   (British Airways) 5.25% 12/1/32 (AMT) ............     600,000     522,462
                                                                    ---------
                                                                      932,029
                                                                    ---------
*Pre-Refunded Bonds - 22.16%
New York City General Obligation Series F
   8.25% 11/15/17-01 ................................     690,000     731,517
New York State Local Government Assistance
   Corporation Series B 7.50% 4/1/20-01 .............     600,000     622,824
New York State Thruway Authority Service
   Contract Revenue (Local Highway & Bridge)
   6.25% 4/1/14-05 ..................................     500,000     546,745
New York State Urban Development
   Corporation Revenue (Correctional Facilities)
   Series 3 7.375% 1/1/18-02 ........................     600,000     635,034
                                                                    ---------
                                                                    2,536,120
                                                                    ---------
Territorial Revenue Bonds - 4.17%
Puerto Rico Commonwealth Highway &
   Transportation Authority (Highway Revenue)
   Series Y 5.50% 7/1/36 ............................     475,000     477,959
                                                                    ---------
                                                                      477,959
                                                                    ---------
Transportation Revenue Bonds - 13.00%
Metropolitan Transportation Authority New York
   Service Contract (Commuter Facilities)
   Series 0 5.75% 7/1/13 ............................     400,000     419,220
Metropolitan Transportation Authority New York
   Dedicated Tax Series A
   6.125% 4/1/17 (FGIC) .............................   1,000,000   1,068,220
                                                                   ----------
                                                                    1,487,440
                                                                   ----------
Water & Sewer Revenue Bonds - 2.21%
New York City Municipal Water Finance
   Authority Water & Sewer System Series B
   5.75% 6/15/29 ....................................     250,000     252,785
                                                                   ----------
                                                                      252,785
                                                                   ----------
Total Municipal Bonds
   (cost $10,985,554) ...............................              11,229,305
                                                                   ----------

                                                         Number of      Market
Delaware Tax-Free New York Fund                            Shares       Value
--------------------------------------------------------------------------------
Short-Term Investments - 0.08%
Wells Fargo National Tax-Free Money
   Market Fund ......................................       9,611         $9,611
                                                                     -----------
Total Short-Term Investments
   (cost $9,611) ....................................                      9,611
                                                                     -----------
Total Market Value of Securities - 98.20%
   (cost $10,995,165) ...............................                 11,238,916
Receivables and Other Assets
   Net of Liabilities - 1.80% .......................                    205,526
                                                                     -----------
Net Assets Applicable to 1,165,253
   Shares Outstanding ...............................                $11,444,442
                                                                     ===========
Net Asset Value - Delaware Tax-Free
   New York Fund A Class
   ($10,082,019 / 1,026,301 Shares) .................                      $9.82
                                                                           -----
Net Asset Value - Delaware Tax- Free
   New York Fund B Class
   ($1,296,903 / 132,265 Shares) ....................                      $9.81
                                                                           -----
Net Asset Value - Delaware Tax-Free
   New York Fund C Class
   ($65,520 / 6,687 Shares) .........................                      $9.80
                                                                           -----

------------------------------
*For Pre-Refunded Bonds, the stated maturity is followed by the year in which each bond is pre-refunded.

--------------------------------------------------------------------------------
Components of Net Assets at August 31, 2000:
Shares of beneficial interest
   (unlimited authorization - no par) ...............             $11,738,020
Accumulated net realized loss on investments ........                (537,329)
Net unrealized appreciation of investments ..........                 243,751
                                                                  -----------
Total net assets ....................................             $11,444,442
                                                                  ===========

------------------------------
Summary of Abbreviations:
ASSET GTY - Insured by Asset Guaranty Insurance Company
AMBAC - Insured by the
AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company

Net Asset Value and Offering Price per Share -
   Delaware Tax-Free New York Fund
Net asset value A Class (A) .........................                   $9.82
Sales charge (3.75% of offering price or
   3.87% of amount invested per share) (B) ..........                    0.38
                                                                       ------
Offering price ......................................                  $10.20
                                                                       ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

Statements of Operations


                                                        Delaware        Delaware         Delaware
                                                        Tax-Free    Tax-Free Florida     Tax-Free
Year Ended August 31, 2000                            Florida Fund    Insured Fund     New York Fund
----------------------------------------------------------------------------------------------------
Investment Income:
Interest ...........................................     $839,066      $7,113,222          $701,027
                                                         ------------------------------------------
Expenses:
Management fees ....................................       78,749         603,710            63,685
Distribution expense ...............................       69,722         340,347            39,691
Dividend disbursing and transfer agent fees and
  expenses .........................................       16,075         114,523            16,800
Registration fees ..................................        1,944             --              7,750
Reports and statements to shareholders .............        4,652          46,780             6,708
Accounting and administration ......................        6,515          49,473             4,692
Custodian fees .....................................        2,694           1,100             1,805
Professional fees ..................................        6,735          84,604             4,125
Taxes (other than taxes on income) .................        1,630             --              2,820
Trustees' fees .....................................          600             477               900
Other ..............................................        1,800           8,798             5,998
                                                         ------------------------------------------
                                                          191,116       1,249,812           154,974
Less expenses absorbed or waived ...................      (49,389)       (122,338)          (86,139)
Less expenses paid indirectly ......................         (329)         (2,778)             (265)
                                                         ------------------------------------------
Total operating expenses ...........................      141,398       1,124,696            68,570
Interest expense ...................................          246           9,006               153
                                                         -------------------------------------------
Total expenses .....................................      141,644       1,133,702            68,723
                                                         -------------------------------------------
Net Investment Income ..............................      697,422       5,979,520           632,304
                                                         ------------------------------------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ...................     (974,810)       (507,694)         (516,600)
Net change in unrealized appreciation/depreciation of
  investments ......................................      706,657         429,075           432,816
                                                         ------------------------------------------

Net Realized and Unrealized Loss on Investments ....     (268,153)        (78,619)          (83,784)
                                                         ------------------------------------------
Net Increase in Net Assets Resulting
  from Operations ..................................     $429,269      $5,900,901          $548,520
                                                         ==========================================

                             See accompanying notes

Statements of Changes in Net Assets



                                                              Delaware              Delaware                  Delaware
                                                              Tax-Free          Tax-Free Florida              Tax-Free
                                                            Florida Fund           Insured Fund             New York Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                              Year Ended             Year Ended                Year Ended
                                                        8/31/00      8/31/99      8/31/00     8/31/99       8/31/00     8/31/99
Increase (Decrease) in Net Assets from Operations:
Net investment income ............................     $697,422     $750,679    $5,979,520   $6,829,844      $632,304     $587,627
Net realized gain (loss) on investments ..........     (974,810)    (123,698)     (507,694)   3,752,953      (516,600)     (11,244)
Net change in unrealized
     appreciation/depreciation of investments ....      706,657     (972,725)      429,075  (11,471,230)      432,816     (924,826)
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net assets
     resulting from operations ...................      429,269     (345,744)    5,900,901     (888,433)      548,520     (348,443)
                                                    ------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income:
     A Class .....................................     (501,012)    (549,061)   (5,767,655)  (6,646,531)     (562,748)    (538,857)
     B Class .....................................     (177,459)    (172,634)     (208,057)    (181,234)      (65,142)     (44,901)
     C Class .....................................      (18,951)     (28,984)       (3,537)      (2,079)       (4,414)      (3,869)

Net realized gain on investments:
     A Class .....................................           --      (11,362)           --           --            --      (24,643)
     B Class .....................................           --       (4,026)           --           --            --       (1,574)
     C Class .....................................           --         (621)           --           --            --         (176)
                                                    ------------------------------------------------------------------------------
                                                       (697,422)    (766,688)   (5,979,249)  (6,829,844)     (632,304)    (614,020)
                                                    ------------------------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
     A Class .....................................    1,076,052    4,574,720     1,888,609    4,395,898       482,803    2,613,937
     B Class .....................................      959,690    2,352,953       999,821    1,543,291       374,682    1,443,259
     C Class .....................................      146,663      504,377            --      109,981            42       59,191
Net asset value of shares issued upon reinvestment
     of distributions from net investment income
     and net realized gain on investments:
     A Class .....................................      217,066      260,924     1,750,972    1,978,302       376,435      428,293
     B Class .....................................       66,119       61,646        78,958       69,064        42,306       32,257
     C Class .....................................        6,155       11,255         3,359        1,971         4,313        3,986
                                                    ------------------------------------------------------------------------------
                                                      2,471,745    7,765,875     4,721,719    8,098,507     1,280,581    4,580,923
                                                    ------------------------------------------------------------------------------
Cost of shares repurchased:
     A Class .....................................   (3,787,660)  (2,654,355)  (18,677,031) (19,743,806)   (1,285,627)  (1,595,227)
     B Class .....................................   (1,390,735)  (1,015,161)     (620,400)    (754,885)     (544,576)    (400,648)
     C Class .....................................     (432,622)    (298,373)      (58,600)          --       (49,770)          --
                                                    ------------------------------------------------------------------------------
                                                     (5,611,017)  (3,967,889)  (19,356,031) (20,498,691)   (1,879,973)  (1,995,875)
                                                    ------------------------------------------------------------------------------
Increase (decrease) in net assets derived
     from capital share transactions .............   (3,139,272)   3,797,986   (14,634,312) (12,400,184)     (599,392)   2,585,048
                                                    ------------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets ............   (3,407,425)   2,685,554   (14,712,660) (20,118,461)     (683,176)   1,622,585

Net Assets:
Beginning of period ..............................   16,595,979   13,910,425   130,743,163  150,861,624    12,127,618   10,505,033
                                                    ------------------------------------------------------------------------------
End of period ....................................  $13,188,554  $16,595,979  $116,030,503 $130,743,163   $11,444,442  $12,127,618
                                                    ==============================================================================

                             See accompanying notes

Financial Highlights


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Florida Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year       Period
                                                               Ended       Ended        Ended       Ended       Ended   3/2/95(3) to
                                                              8/31/00     8/31/99     8/31/98(1)  12/31/97(2)  12/31/96   12/31/95
Net asset value, beginning of period .......................  $10.530     $11.230      $11.020     $10.520      $10.730     $10.000

Income (loss) from investment operations:
  Net investment income ....................................    0.518       0.532        0.374       0.591        0.590       0.470
  Net realized and unrealized gain (loss) on investments ...   (0.110)     (0.688)       0.215       0.523       (0.210)      0.750
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    0.408      (0.156)       0.589       1.114        0.380       1.220
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
  Dividends from net investment income .....................   (0.518)     (0.532)      (0.374)     (0.594)      (0.590)     (0.470)
  Distributions from net realized gain on investments ......       --      (0.012)      (0.005)     (0.020)          --      (0.020)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions ........................   (0.518)     (0.544)      (0.379)     (0.614)      (0.590)     (0.490)
                                                              ---------------------------------------------------------------------
Net asset value, end of period .............................  $10.420     $10.530      $11.230     $11.020      $10.520     $10.730
                                                              =====================================================================

Total return(4) ............................................    4.11%      (1.50%)       5.44%      10.93%        3.74%      12.49%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..................   $8,711     $11,406       $9,988      $7,506       $5,761      $4,421
  Ratio of expenses to average net assets ..................    0.75%       0.62%        0.55%       0.56%        0.33%       0.32%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.10%       1.16%        1.10%       1.11%        1.25%       1.25%
  Ratio of net investment income to average net assets .....    5.11%       4.81%        4.92%       5.53%        5.66%       5.26%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    4.76%       4.27%        4.37%       4.98%        4.74%       4.33%
  Portfolio turnover .......................................      64%         30%          20%         19%          70%         64%

---------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Florida Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year       Year        Period
                                                               Ended       Ended        Ended       Ended      Ended   9/15/95(3) to
                                                              8/31/00     8/31/99     8/31/98(1)  12/31/97(2) 12/31/96    12/31/95
Net asset value, beginning of period ........................ $10.540     $11.240      $11.030     $10.530      $10.730     $10.370

Income (loss) from investment operations:
  Net investment income .....................................   0.443       0.449        0.318       0.527        0.560       0.150
  Net realized and unrealized gain (loss) on investments ....  (0.110)     (0.688)       0.215       0.531       (0.200)      0.380
                                                              ---------------------------------------------------------------------
  Total from investment operations ..........................   0.333      (0.239)       0.533       1.058        0.360       0.530
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.443)     (0.449)      (0.318)     (0.538)      (0.560)     (0.150)
  Distributions from net realized gain on investments .......      --      (0.012)      (0.005)     (0.020)          --      (0.020)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .........................  (0.443)     (0.461)      (0.323)     (0.558)      (0.560)     (0.170)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................. $10.430     $10.540      $11.240     $11.030      $10.530     $10.730
                                                              =====================================================================

Total return(4) .............................................   3.34%      (2.24%)       4.91%      10.35%        3.51%       5.10%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................  $4,045      $4,468       $3,368      $2,685       $1,635        $101
  Ratio of expenses to average net assets ...................   1.50%       1.37%        1.30%       1.10%        0.76%       0.44%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.85%       1.91%        1.85%       1.65%        2.00%       2.00%
  Ratio of net investment income to average net assets ......   4.36%       4.06%        4.17%       4.99%        5.23%       4.88%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   4.01%       3.52%        3.62%       4.44%        3.99%       3.32%
  Portfolio turnover                                              64%         30%          20%         19%          70%         64%

--------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                        Delaware Tax-Free Florida Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year       Year        Period
                                                               Ended       Ended        Ended       Ended      Ended   4/22/95(3) to
                                                              8/31/00     8/31/99     8/31/98(1)  12/31/97(2) 12/31/96    12/31/95
Net asset value, beginning of period                          $10.530     $11.240      $11.020     $10.520      $10.730     $10.200

Income (loss) from investment operations:
  Net investment income .....................................   0.446       0.449        0.318       0.511        0.370       0.330
  Net realized and unrealized gain (loss) on investments ....  (0.110)     (0.698)       0.225       0.521       (0.210)      0.560
                                                              ---------------------------------------------------------------------
  Total from investment operations ..........................   0.336      (0.249)       0.543       1.032        0.160       0.890
                                                              ---------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ......................  (0.446)     (0.449)      (0.318)     (0.512)      (0.370)     (0.340)
  Distributions from net realized gain on investments .......      --      (0.012)      (0.005)     (0.020)          --      (0.020)
                                                              ---------------------------------------------------------------------
  Total dividends and distributions .........................  (0.446)     (0.461)      (0.323)     (0.532)      (0.370)     (0.360)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................. $10.420     $10.530      $11.240     $11.020      $10.520     $10.730
                                                              =====================================================================

Total return(4) .............................................   3.38%      (2.33%)       5.01%      10.09%        2.97%       8.88%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ...................    $433        $722         $554        $133          $16          $9
  Ratio of expenses to average net assets ...................   1.50%       1.37%        1.30%       1.31%        1.15%       1.11%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly .................   1.85%       1.91%        1.85%       1.86%        2.00%       2.00%
  Ratio of net investment income to average net assets ......   4.36%       4.06%        4.17%       4.78%        4.83%       4.57%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly ......   4.01%       3.52%        3.62%       4.23%        3.98%       3.68%
  Portfolio turnover ........................................     64%         30%          20%         19%          70%         64%

--------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Commencement of operations; ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free Florida Insured Fund A Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Year        Year     Eight Months    Year        Year        Year
                                                               Ended       Ended       Ended        Ended       Ended       Ended
                                                              8/31/00     8/31/99    8/31/98(1)  12/31/97(2)   12/31/96    12/31/95
Net asset value, beginning of period .......................  $10.750     $11.370      $11.240     $10.710      $10.940      $9.520

Income (loss) from investment operations:
  Net investment income ....................................    0.525       0.537        0.355       0.548        0.530       0.540
  Net realized and unrealized gain (loss) on investments ...    0.020      (0.620)       0.130       0.536       (0.230)      1.440
                                                              ---------------------------------------------------------------------
  Total from investment operations .........................    0.545      (0.083)       0.485       1.084        0.300       1.980
                                                              ---------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .....................   (0.525)     (0.537)      (0.355)     (0.554)      (0.530)     (0.560)
                                                              ---------------------------------------------------------------------
  Total dividends ..........................................   (0.525)     (0.537)      (0.355)     (0.554)      (0.530)     (0.560)
                                                              ---------------------------------------------------------------------

Net asset value, end of period .............................  $10.770     $10.750      $11.370     $11.240      $10.710     $10.940
                                                              =====================================================================

Total return(3) ............................................    5.29%      (0.83%)       4.38%      10.42%        2.90%      21.22%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................. $110,708    $125,838     $146,659    $162,097     $192,171    $242,425
  Ratio of expenses to average net assets ..................    0.91%       0.85%        0.87%       0.79%        0.73%       0.51%
  Ratio of expenses to average net assets prior to expense
    limitation and expenses paid indirectly ................    1.01%       0.85%        1.05%       0.85%        0.96%       0.95%
  Ratio of net investment income to average net assets .....    4.98%       4.77%        4.72%       5.07%        5.02%       5.24%
  Ratio of net investment income to average net assets prior
    to expense limitation and expenses paid indirectly .....    4.88%       4.77%        4.54%       5.01%        4.79%       4.80%
  Portfolio turnover .......................................      56%         25%          13%         15%          57%        101%

---------------------------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


                                                                         Delaware Tax-Free                       Delaware Tax-Free
Selected data for each share of the Fund                               Florida Insured Fund                    Florida Insured Fund
outstanding throughout each period were as follows:                          B Class                                   C Class
-----------------------------------------------------------------------------------------------------------------------------------
                                               Year       Year    Eight Months   Year        Year      Year     Year      Period
                                               Ended      Ended      Ended       Ended       Ended     Ended    Ended    1/8/99 to
                                              8/31/00    8/31/99   8/31/98(1) 12/31/97(2)  12/31/96  12/31/95  8/31/00   8/31/99(3)
Net asset value, beginning of period .......  $10.750    $11.370    $11.230     $10.710     $10.940   $9.520   $10.760     $11.370

Income (loss) from investment operations:
  Net investment income ....................    0.448      0.452      0.299       0.477       0.480    0.500     0.454       0.286
  Net realized and unrealized gain (loss)
    on investments .........................    0.016     (0.620)     0.139       0.523      (0.230)   1.440     0.010      (0.610)
                                              ------------------------------------------------------------------------------------
  Total from investment operations .........    0.464     (0.168)     0.438       1.000       0.250    1.940     0.464      (0.324)
                                              ------------------------------------------------------------------------------------

Less dividends:
  Dividends from net investment income .....   (0.444)    (0.452)    (0.298)     (0.480)     (0.480)  (0.520)   (0.444)     (0.286)
                                              ------------------------------------------------------------------------------------
  Total dividends ..........................   (0.444)    (0.452)    (0.298)     (0.480)     (0.480)  (0.520)   (0.444)     (0.286)
                                              ------------------------------------------------------------------------------------

Net asset value, end of period .............  $10.770    $10.750    $11.370     $11.230     $10.710  $10.940   $10.780     $10.760
                                              =====================================================================================

Total return(4) ............................    4.50%     (1.58%)     3.95%       9.58%       2.40%   20.76%     4.49%      (2.91%)

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..   $5,272     $4,799     $4,202      $3,943      $3,222   $2,814       $51        $107
  Ratio of expenses to average net assets ..    1.66%      1.60%      1.62%       1.46%       1.24%    0.89%     1.66%       1.60%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ...............    1.76%      1.60%      1.80%       1.52%       1.72%    1.68%     1.76%       1.60%
  Ratio of net investment income to average
    net assets .............................    4.23%      4.02%      3.97%       4.40%       4.51%    4.80%     4.23%       4.02%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ...........    4.13%      4.02%      3.79%       4.34%       4.03%    4.01%     4.13%       4.02%
  Portfolio turnover .......................      56%        25%        13%         15%         57%     101%       56%         25%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) For the period September 29, 1997 (Commencement of Operations) through December 18, 1997, Tax-Free Florida Insured Fund C Class sold shares which were subsequently repurchased. There were no shares outstanding or shareholder activity from December 19, 1997 through January 7, 1999. The shareholder activity for the period September 29, 1997 through December 18, 1997 is not being disclosed in the Financial Highlights due to its insignificance. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free New York Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  Year         Year     Eight Months    Year      Three Months     Year      Year
                                                  Ended        Ended       Ended        Ended         Ended        Ended     Ended
                                                 8/31/00      8/31/99    8/31/98(1)   12/31/97(2)   12/31/96(3)   9/30/96   9/30/95
Net asset value, beginning of period ..........  $9.880       $10.670    $10.640        $10.690      $10.720     $10.870    $10.740

Income (loss) from investment operations:
  Net investment income .......................   0.535         0.523      0.362          0.603        0.120       0.550      0.570
  Net realized and unrealized gain (loss)
    on investments ............................  (0.060)       (0.766)     0.040          0.128        0.010      (0.130)     0.170
                                                 ----------------------------------------------------------------------------------
  Total from investment operations ............   0.475        (0.243)     0.402          0.731        0.130       0.420      0.740
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.535)       (0.523)    (0.362)        (0.606)      (0.120)     (0.550)    (0.590)
  Distributions from net realized gain
    on investments ............................      --        (0.024)    (0.010)        (0.175)      (0.040)     (0.020)    (0.020)
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.535)       (0.547)    (0.372)        (0.781)      (0.160)     (0.570)    (0.610)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................  $9.820        $9.880    $10.670        $10.640      $10.690     $10.720    $10.870
                                                 ==================================================================================

Total return(4) ...............................   5.09%        (2.44%)     3.85%          7.09%        1.21%       3.94%      7.31%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) ..... $10,082       $10,580     $9,978         $9,563      $10,044     $10,548    $11,931
  Ratio of expenses to average net assets .....   0.50%         0.66%      1.00%          1.00%        0.97%       1.34%      1.31%
  Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly ...........................   1.25%         1.19%      1.15%          1.39%        1.12%       1.55%      1.82%
  Ratio of net investment income to average
    net assets ................................   5.58%         4.99%      5.12%          5.66%        5.31%       5.14%      5.66%
  Ratio of net investment income to average
    net assets prior to expense limitation and
    expenses paid indirectly ..................   4.83%         4.46%      4.97%          5.27%        5.16%       4.93%      5.15%
  Portfolio turnover ..........................     34%           21%        21%            30%           5%         12%        10%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free New York Fund B Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  Year         Year     Eight Months    Year      Three Months    Year     Period
                                                  Ended        Ended       Ended        Ended         Ended       Ended  11/14/94(4)
                                                 8/31/00      8/31/99    8/31/98(1)   12/31/97(2)   12/31/96(3)  9/30/96  to 9/30/95
Net asset value, beginning of period ..........  $9.860       $10.650     $10.610      $10.650       $10.690     $10.840    $10.340

Income (loss) from investment operations:
  Net investment income .......................   0.462         0.445       0.311        0.524         0.100       0.470      0.430
  Net realized and unrealized gain (loss) on
    investments ...............................  (0.050)       (0.766)      0.049        0.136            --      (0.130)     0.540
                                                 ----------------------------------------------------------------------------------
  Total from investment operations ............   0.412        (0.321)      0.360        0.660         0.100       0.340      0.970
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.462)       (0.445)     (0.310)      (0.525)       (0.100)     (0.470)    (0.450)
  Distributions from net realized gain
    on investments ............................      --        (0.024)     (0.010)      (0.175)       (0.040)     (0.020)    (0.020)
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.462)       (0.469)     (0.320)      (0.700)       (0.140)     (0.490)    (0.470)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................  $9.810        $9.860     $10.650      $10.610       $10.650     $10.690    $10.840
                                                 ==================================================================================

Total return(5) ...............................   4.41%        (3.18%)      3.44%        6.39%         0.95%       3.14%      9.46%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....  $1,297        $1,435        $469         $167          $254        $448       $266
  Ratio of expenses to average net assets .....   1.25%         1.41%       1.75%        1.75%         1.87%       2.09%      2.09%
  Ratio of expenses to average net assets
    prior to expense limitation and
    expenses paid indirectly ..................   2.00%         1.94%       1.90%        2.14%         2.00%       2.30%      2.60%
  Ratio of net investment income to average
    net assets ................................   4.83%         4.24%       4.37%        4.91%         4.43%       4.39%      4.68%
  Ratio of net investment income to average
    net assets prior to expense limitation
    and expenses paid indirectly ..............   4.08%         3.71%       4.22%        4.52%         4.30%       4.18%      4.17%
  Portfolio turnover ..........................     34%           21%         21%          30%            5%         12%        10%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Commencement of operations; ratios have been annualized and total return has not been annualized.
(5) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                    Delaware Tax-Free New York Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                  Year         Year     Eight Months    Year      Three Months    Year      Period
                                                  Ended        Ended       Ended        Ended         Ended       Ended   4/26/95(4)
                                                 8/31/00      8/31/99    8/31/98(1)   12/31/97(2)   12/31/96(3)  9/30/96  to 9/30/95
Net asset value, beginning of period ..........  $9.860       $10.640     $10.610       $10.660      $10.700     $10.850    $10.790

Income (loss) from investment operations:
  Net investment income .......................   0.462         0.445       0.308         0.522        0.100       0.470      0.210
  Net realized and unrealized gain (loss)
    on investments ............................  (0.060)       (0.756)      0.042         0.128           --      (0.130)     0.060
                                                 ----------------------------------------------------------------------------------
  Total from investment operations ............   0.402        (0.311)      0.350         0.650        0.100       0.340      0.270
                                                 ----------------------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income ........  (0.462)       (0.445)     (0.310)       (0.525)      (0.100)     (0.470)    (0.210)
  Distributions from net realized gain on
    investments ...............................      --        (0.024)     (0.010)       (0.175)      (0.040)     (0.020)        --
                                                 ----------------------------------------------------------------------------------
  Total dividends and distributions ...........  (0.462)       (0.469)     (0.320)       (0.700)      (0.140)     (0.490)    (0.210)
                                                 ----------------------------------------------------------------------------------

Net asset value, end of period ................  $9.800        $9.860     $10.640       $10.610      $10.660     $10.700    $10.850
                                                 ==================================================================================

Total return(5) ...............................   4.31%        (3.08%)      3.35%         6.29%        0.95%       3.14%      2.54%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .....     $66          $112         $58           $56          $53         $52        $51
  Ratio of expenses to average net assets .....   1.25%         1.41%       1.75%         1.75%        1.84%       2.09%      2.09%
  Ratio of expenses to average net assets prior
     to expense limitation and expenses paid
     indirectly ...............................   2.00%         1.94%       1.90%         2.14%        2.00%       2.30%      2.60%
  Ratio of net investment income to average
     net assets ...............................   4.83%         4.24%       4.37%         4.91%        4.45%       4.39%      4.44%
  Ratio of net investment income to average net
    assets prior to expense limitation and
    expenses paid indirectly ..................   4.08%         3.71%       4.22%         4.52%        4.29%       4.18%      3.93%
  Portfolio turnover ..........................     34%           21%         21%           30%           5%         12%        10%

----------------------
(1) Ratios have been annualized and total return has not been annualized.
(2) Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund Managers, Inc. as the Fund's investment manager.
(3) Effective November 16, 1996, the Fund's shareholders approved a change of investment advisor from Fortis Advisers, Inc. to Voyageur Fund Managers, Inc. Ratios have been annualized and total return has not been annualized.
(4) Commencement of operations; ratios have been annualized and total return has not been annualized.
(5) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

August 31, 2000
--------------------------------------------------------------------------------
Delaware Tax-Free Florida Fund and Delaware Tax-Free Florida Insured Fund are series of the Voyageur Investment Trust, which is organized as a Massachusetts business trust. Delaware Tax-Free New York Fund is a series of Voyageur Mutual Funds, which is organized as a Delaware business trust. Each series is referred to as a "Fund" or collectively as the "Funds". The Funds are non-diversified open-end management investment companies under the Investment Company Act of 1940 as amended. The Funds each offer three classes of shares. The A Class carries a front-end sales charge of 3.75%. The B Class carries a back-end deferred sales charge and the C Class carries a level load deferred sales charge.

Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, and Delaware Tax-Free New York Fund seek as high a level of current income exempt from federal income tax and from the personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available, are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts and market premiums are accreted to interest income over the lives of the respective securities. The Funds declare dividends from net investment income daily and pay them monthly. Capital gains, if any, are distributed annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses for the year ended August 31, 2000 were:

Tax-Free                Tax-Free                        Tax-Free
Florida Fund            Florida Insured Fund            New York Fund
------------            --------------------            --------------
$329                    $2,778                          $265

The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, each Fund pays Delaware Management Company (DMC), the Investment Manager of each Fund, an annual fee, which is calculated daily on the net assets of each Fund.

Following are the management fees as a percentage of average daily net assets:

                     Tax-Free          Tax-Free Florida      Tax-Free
                     Florida Fund      Insured Fund          New York Fund
                     ------------      -----------------     -------------
On the first
$500 million         0.55%             0.50%                 0.55%

On the next
$500 million         0.50%             0.475%                0.50%

On the next
$1.5 billion         0.45%             0.45%                 0.45%

In excess of
$2.5 billion         0.425%            0.425%                0.425%

August 31, 2000
--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates
(continued)
DMC has elected to waive its fees and reimburse each Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, exceed the following percentages of average daily net assets through October 31, 2001:

                     Tax-Free          Tax-Free Florida      Tax-Free
                     Florida Fund      Insured Fund          New York Fund
                     ------------      -----------------     -------------
Operating expense
limitation as a
percentage
of average daily
net assets
(per annum)          0.50%             0.65%                 0.25%

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administrative services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class for each Fund.

On August 31, 2000, the Funds had payables to affiliates as follows:

                     Tax-Free          Tax-Free Florida      Tax-Free
                     Florida Fund      Insured Fund          New York Fund
                     ------------      -----------------     -------------
Investment
Management
fees payable
to DMC               $11,721           --                    --

Dividend
disbursing,
transfer agent
fees, accounting
services and
other expenses
payable to DSC       2,254             2,813                 2,344

Other expenses
payable to DMC
and affiliates       3,422             1,138                 6,206

For the year ended August 31, 2000, DDLP earned commissions on sales of the Fund A Class shares for each Fund as follows:

Tax-Free          Tax-Free Florida      Tax-Free
Florida Fund      Insured Fund          New York Fund
------------      ----------------      -------------
$1,330            $4,479                $1,030

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the year ended August 31, 2000, the Funds made purchases and sales of investment securities other than temporary cash investments for each Fund as follows:

                     Tax-Free          Tax-Free Florida      Tax-Free
                     Florida Fund      Insured Fund          New York Fund
                     ------------      -----------------     -------------
Purchases            $8,967,537        $66,489,767           $3,817,859
Sales                11,782,774         80,217,000            4,184,302

At August 31, 2000, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                     Tax-Free          Tax-Free Florida      Tax-Free
                     Florida Fund      Insured Fund          New York Fund
                     ------------      -----------------     -------------
Cost of
Investment           $12,570,402       $112,902,058          $10,995,165
                     ---------------------------------------------------
Aggregate
unrealized
appreciation            $495,914         $4,029,999             $437,125

Aggregate unrealized
depreciation             (21,750)        (1,464,884)            (193,374)
                     ---------------------------------------------------
Net unrealized
appreciation
(depreciation)          $474,164         $2,565,115             $243,751
                     ---------------------------------------------------

For federal income tax purposes, each Fund had accumulated capital losses as of August 31, 2000, which may be carried forward and applied against future capital gains. Delaware Tax-Free Florida Fund had a capital loss carryover of $17,781 that will expire in 2007 and $327,067 that will expire in 2008. Delaware Tax-Free Florida Insured Fund had a capital loss carryover of $5,342,463 that will expire in 2003, $735,445 that will expire in 2004 and $507,694 that will expire in 2008. Delaware Tax-Free New York Fund had a capital loss carryover of $20,074 that will expire in 2008.

August 31, 2000
--------------------------------------------------------------------------------
4. Capital Shares
Transactions in capital shares were as follows:
                                                        Tax-Free Florida Fund
                                                      -------------------------
                                                             Year Ended
                                                      8/31/00           8/31/99
                                                      -------           -------
Shares sold:
  Class A .........................................   105,866           411,029
  Class B .........................................    94,252           210,129
  Class C .........................................    14,647            45,217

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gains on investments:
  Class A .........................................    21,309            23,627
  Class B .........................................     6,480             5,623
  Class C .........................................       603             1,021
                                                      -------           -------
                                                      243,157           696,646
                                                      -------           -------
Shares repurchased:
  Class A .........................................  (374,556)         (240,238)
  Class B .........................................  (136,934)          (91,522)
  Class C .........................................   (42,229)          (26,950)
                                                      -------           -------
                                                     (553,719)         (358,710)
                                                      -------           -------
Net increase (decrease) ...........................  (310,562)          337,936
                                                      =======           =======

                                                   Tax-Free Florida Insured Fund
                                                   -----------------------------
                                                             Year Ended
                                                      8/31/00           8/31/99
                                                      -------           -------
Shares sold:
  Class A .......................................     180,236           388,751
  Class B .......................................      94,190           136,924
  Class C .......................................          --             9,723

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gains on investments:
  Class A .......................................     166,282           175,844
  Class B .......................................       7,496             6,149
  Class C .......................................         319               178
                                                      -------           -------
                                                      448,523           717,569
                                                      -------           -------
Shares repurchased:
  Class A .......................................  (1,774,772)       (1,755,957)
  Class B .......................................     (58,780)          (66,242)
  Class C .......................................      (5,544)               --
                                                    ---------         ---------
                                                   (1,839,096)       (1,822,199)
                                                    ---------         ---------
Net increase (decrease) .........................  (1,390,573)       (1,104,630)
                                                    =========         =========

                                                        Tax-Free New York Fund
                                                        ----------------------
                                                               Year Ended
                                                        8/31/00        8/31/99
                                                        -------        -------
Shares sold:
  Class A .......................................       50,531         247,644
  Class B .......................................       39,792         137,868
  Class C .......................................            4           5,576

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gains on investments:
  Class A .......................................       39,288          40,908
  Class B .......................................        4,425           3,107
  Class C .......................................          452             383
                                                       -------         -------
                                                       134,492         435,486
                                                       -------         -------
Shares repurchased:
  Class A .......................................     (134,281)       (153,072)
  Class B .......................................      (57,461)        (39,547)
  Class C .......................................       (5,172)             --
                                                       -------         -------
                                                      (196,914)       (192,619)
                                                       -------         -------
Net increase (decrease) .........................      (62,422)        242,867
                                                       =======         =======

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds ("the Participants"), participate in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each funds' allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2000, or at any time during the period.

6. Credit and Market Risk
The Funds concentrate their investments in securities issued by municipalities, mainly in Florida for Delaware Tax-Free Florida Fund and Delaware Tax-Free Florida Insured Fund and in New York for Delaware Tax-Free New York Fund. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

August 31, 2000
--------------------------------------------------------------------------------
7. Tax Information (Unaudited)
The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2001. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2000, each Fund designates as long-term capital gains, ordinary income and tax-exempt income distributions paid during the year as follows:

                                                         (A)            (B)
                                                      Long-Term      Ordinary
                                                    Capital Gains      Income
                                                    Distributions  Distributions
                                                    -------------  -------------
Delaware Tax-Free Florida Fund ..................         --             --
Delaware Tax-Free
  Florida Insured Fund ..........................         --             --
Delaware Tax-Free New York Fund .................         --             --

                                                                        (D)
                                                         (C)           Total
                                                      Tax-Exempt   Distributions
                                                    Distributions   (Tax Basis)
                                                    -------------  -------------
Delaware Tax-Free Florida Fund ..................        100%           100%
Delaware Tax-Free
  Florida Insured Fund ..........................        100%           100%
Delaware Tax-Free New York Fund .................        100%           100%

------------------
(A), (B) and (C) are based on a percentage of the Fund's total distributions.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Investment Trust - Delaware Tax-Free Florida Fund
Voyageur Investment Trust - Delaware Tax-Free Florida Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free New York Fund

We have audited the accompanying statements of net assets of Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund (the "Funds") as of August 31, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods presented through December 31, 1996 were audited by other auditors whose reports thereon dated February 14, 1997 expressed unqualified opinions on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds at August 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented from January 1, 1997 through August 31, 2000, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
October 6, 2000

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
-----------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Free Florida Fund,
Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund
shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for the Delaware Tax-Free Florida Fund,
Delaware Tax-Free Florida Insured Fund and Delaware Tax-Free New York Fund and
the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
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BOARD OF TRUSTEES                              Charles E. Peck                            Investment Manager
                                               Retired                                    Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                         Philadelphia, PA
Chairman
Delaware Investments Family of Funds           Janet L. Yeomans                           International Affiliate
Philadelphia, PA                               Vice President and Treasurer               Delaware International Advisers Ltd.
                                               3M Corporation                             London, England
Walter P. Babich                               St. Paul, MN
Board Chairman                                                                            National Distributor
Citadel Constructors, Inc.                     AFFILIATED OFFICERS                        Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA
                                               Charles E. Haldeman, Jr.
David K. Downes                                President and Chief Executive Officer      Shareholder Servicing, Dividend
President and Chief Executive Officer          Delaware Management Holdings, Inc.         Disbursing and Transfer Agent
Delaware Investments Family of Funds           Philadelphia, PA                           Delaware Service Company, Inc.
Philadelphia, PA                                                                          Philadelphia, PA
                                               Richard J. Flannery
John H. Durham                                 Executive Vice President                   1818 Market Street
Private Investor                               and General Counsel                        Philadelphia, PA 19103-3682
Horsham, PA                                    Delaware Investments Family of Funds
                                               Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates         Bruce D. Barton
New York, NY                                   President and Chief Executive Officer
                                               Delaware Distributors, L.P.
Ann R. Leven                                   Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

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(3875)                                        Printed in the USA
AR-FLNY [08/00] PPL 10/00                                  (J6382)